UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  June 19, 2014

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance & Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 19, 2014, the Company’s Board of Directors accepted the resignations of Thomas J. Howatt and Henry C. Newell as directors of the Company.  Each resignation was effective on June 19, 2014.

The planned resignations of Messrs. Howatt and Newell had been previously announced by the Company in its Current Report on Form 8-K dated March 28, 2014, and filed on April 2, 2014.  There are no disagreements that exist between the Company and Mr. Howatt, and there are no disagreements that exist between the Company and Mr. Newell.

Mr. Newell had served as the Company’s President and Chief Executive Officer until being replaced in those positions by Michael C. Burandt on April 2, 2014.  In connection with Mr. Newell’s departure from the Company, no new compensatory or severance arrangements were entered into by the Company, and there were no material modifications of any compensatory plans or arrangements with Mr. Newell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  June 25, 2014

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President–Finance

Chief Financial Officer